UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 18, 2007

MERCER INTERNATIONAL INC.
(Exact name of Registrant as specified in its charter)

Washington
(State or other jurisdiction of incorporation or organization)

000-51826                                                                      47-0956945
            (Commission File Number)                                        (I.R.S. Employer Identification No.)

Suite 2840, 650 West Georgia Street, Vancouver, British Columbia, Canada  V6B 4N8
(Address of Office)

(604) 684-1099
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01    REGULATION FD DISCLOSURE

On December 18, 2007, Mercer International Inc. ("Mercer") responded to a letter from Mass Financial Corp. ("Mass") dated December 10, 2007.  A copy of the letter from Mercer is attached hereto as Exhibit 99.1 and a copy of the letter from Mass is attached hereto as Exhibit 99.2.

The information contained in this Current Report shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
99.1	Letter from Mercer International Inc. to Mass Financial Corp. dated December 18, 2007
99.2	Letter from Mass Financial Corp. to Mercer International Inc. dated December 10, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCER INTERNATIONAL INC.

/s/ David M. Gandossi
David M. Gandossi
Chief Financial Officer

Date:  December 18, 2007

MERCER INTERNATIONAL INC.

FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description
99.1	Letter from Mercer International Inc. to Mass Financial Corp. dated December 18, 2007
99.2	Letter from Mass Financial Corp. to Mercer International Inc. dated December 10, 2007